Exhibit 99.1

Nuvo Group Ltd., an FDA-Cleared Leading Innovator in Pregnancy Care, to Become a Public

Company Via Business Combination with LAMF Global Ventures Corp. I

•	Nuvo Group Ltd. has entered into a business combination agreement with LAMF Global Ventures Corp I (Nasdaq: LGVC); the combined company is expected to trade on Nasdaq

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Nuvo is a leading innovator in women’s health and connected pregnancy care, and has developed INVU by Nuvo™, an FDA-cleared, prescription-initiated, remote pregnancy monitoring platform that enables the delivery of remote non-stress tests and maternal and fetal heart rate monitoring, helping expectant parents adhere to their prescribed care plan

•	INVU is in use with pregnant people in the U.S. today and reimbursable by certain public and private payers

•	Nuvo has developed a network of partnerships with university hospitals

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Transaction values Nuvo at a pre-money equity value of $269 million and up to approximately $300 million upon Nuvo achieving a commercial milestone and is anticipated to close in the first quarter of 2024

TEL AVIV & LOS ANGELES, August 17, 2023 – Nuvo Group Ltd. (“Nuvo”), the creators of INVU by Nuvo™, an FDA-cleared remote pregnancy monitoring platform, and LAMF Global Ventures Corp. I (Nasdaq: LGVC, LGVCU, LGVCW) (“LAMF”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement. Upon the closing of the transaction, which is expected in the first quarter of 2024, the combined public company is expected to be listed on Nasdaq.

Nuvo is a leading innovator in women’s health and connected pregnancy care, and has developed INVU by Nuvo™, an FDA-cleared, prescription-initiated, remote pregnancy monitoring platform that enables the delivery of remote non-stress tests (“NSTs”) and maternal and fetal heart rate monitoring, helping expectant people adhere to their prescribed care plan. INVU has two FDA clearances and enables a connected care experience between expectant parents and the clinicians by shifting the point-of-care to the expectant mother, designed to enable access to high quality care from anywhere.

Nuvo has signed U.S.-based relationship agreements with Penn Medicine, Axia Women’s Health, Banner Health, Ouma, and others, positioning Nuvo to address market opportunities in the U.S. with a multi-channel commercial strategy. Additionally, Nuvo is expanding its network of university hospital partners that are gateways to international commercialization, including signed agreements with Charite University Hospital, one of the most prestigious university hospitals in Europe, and Sheba Medical Center, a world-renowned leading innovation hospital in Israel with a specialty in maternity care.

The combined public company will be led by Nuvo’s Chief Executive Officer, Kelly Londy. Mrs. Londy is a seasoned healthcare professional with a track record of commercialization success in the field of FDA-approved medical devices. She began her career at University of Michigan Hospitals, eventually moving to GE’s medical systems and healthcare divisions, and Philips Healthcare North America, where she was a leader in U.S. sales and marketing. Mrs. Londy has held C-suite leadership positions as Chief Operating Officer at Accuray Inc. and several early-stage medical device companies, including Chief Executive Officer at Innoblative Designs Inc. and Lumicell, Inc.

Management Commentary

Mrs. Londy stated, “Pregnancy care is seeing concerning trends in health outcomes, access to care, and cost of care delivery. We believe women’s health and pregnancy care has seen far too little investment and innovation to address these concerning trends. Healthcare providers, patients and their loved ones deserve better and Nuvo has the potential to be a ‘game-changer’ in pregnancy journeys around the world. The Nuvo – LAMF partnership allows us to accelerate our plans to grow our solution and the impact we are having at a time when pregnant people and clinicians need it the most.”

Simon Horsman, LAMF’s Chief Executive Officer, said: “LAMF is thrilled to have entered into this transaction with Nuvo following an extensive period of discussions with Nuvo’s management team and shareholders. In this exciting partnership with Nuvo, we look forward to pursuing Nuvo’s mandate of significantly improving prenatal care through at-home, remote monitoring of pregnancy as well as scaling the business globally. We expect to bring value to the combined public company through our extensive relationships in media, entertainment and healthcare.”

In addition to Mr. Horsman and Jeffery Soros, LAMF’s Chairman, LAMF’s sponsor team includes affiliates of NYC-based asset manager 10X Capital.

Key Transaction Terms

The boards of directors for both Nuvo and LAMF have unanimously approved the proposed business combination, which is expected to be completed in the first quarter of 2024, subject to the receipt of the required approvals by Nuvo’s and LAMF’s shareholders and the fulfillment of other customary closing conditions. The transaction values Nuvo at a pre-money equity valuation of $269 million and up to approximately $300 million upon Nuvo achieving a commercial milestone.

Advisors

White & Case LLP and Herzog Fox & Neeman are serving as legal counsel to LAMF and Greenberg Traurig, P.A. and Meitar are serving as legal counsel to Nuvo. Roth Capital Partners, LLC is serving as capital markets advisor to LAMF.

About Nuvo

Nuvo is committed to reinventing pregnancy care for the 21st century through new technology, tools, and practices for providers and expectant mothers, including the INVU by Nuvo™ platform, an FDA-cleared, prescription initiated remote pregnancy monitoring and management system. The INVU™ sensor band enables the delivery of remote non-stress tests and maternal & fetal heart rate monitoring today while pioneering new data-driven personalized pathways that Nuvo believes will help improve health outcomes for all women in the future. The technology and patent estate that underpin the INVU platform have been awarded a variety of industry recognitions, including Fast Company’s Next Big Things in Tech (2021), CB Insights’ Digital Health 150 (2020, 2022), and MedTech Innovator’s Top 50 MedTech Startups (2021), as well as multiple grants from some of the world’s leading academic medical centers and scientific bodies. Nuvo is led by a diverse team of experienced business and medical professionals, dedicated data engineers, software designers and proud parents who embrace a collective mission to give every life a better beginning. For more information and complete indications, contraindications, warnings and precautions along with instructions for use, visit: www.nuvocares.com.

About LAMF Global Ventures Corp. I

LAMF Global Ventures Corp. I is a special purpose acquisition company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. LAMF is sponsored by affiliated parties of LAMF LLC (d/b/a Los Angeles Media Fund), a multifaceted media and entertainment company whose primary business is financing and producing feature films, television series, documentary projects and live events, the management of professional athletes, and investing in complementary technology businesses to the foregoing. LAMF is led by Jeffrey Soros, its Chairman, and Simon Horsman, its Chief Executive Officer, the co-founders of LAMF LLC. The members of LAMF’s sponsor also include affiliates of 10X LLC (“10X Capital”), an investment firm connecting Wall Street with Silicon Valley. 10X Capital invests across the capital structure, with a focus on companies using technology to disrupt major industries, including finance, healthcare, natural resources, transportation, infrastructure, agriculture and real estate. LAMF’s securities are traded on Nasdaq under the ticker symbols LGVC, LGVCU and LGVCW.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Business Combination”), LAMF, Nuvo, and Holdco Nuvo Group D.G. Ltd., a limited liability company organized under the laws of the State of Israel (“Holdco”), will prepare, and Holdco will file with the U.S Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (the “Registration Statement”) that will include a document that will serve as both a prospectus of Holdco and a proxy statement of LAMF. LAMF, Nuvo and Holdco will prepare and file the Registration Statement with the SEC and LAMF will mail the Registration Statement to its shareholders and file other documents regarding the Business Combination with the SEC. This press release is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents LAMF or Holdco may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY LAMF OR HOLDCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by LAMF or Holdco through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

LAMF, Nuvo and Holdco, and certain of their respective directors, executive officers and employees, may be deemed to be participants in the solicitation of proxies in connection with the Business Combination. Information about the directors and executive officers of LAMF can be found in LAMF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the source indicated above

Forward-Looking Statements

Certain statements contained in this press release may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the Business Combination involving LAMF, Nuvo and Holdco, and the ability to consummate the Business Combination. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the Business Combination are not satisfied, including the failure to timely or at all obtain shareholder approval for the Business Combination or the failure to timely or at all obtain any required regulatory clearances; (ii) uncertainties as to the timing of the consummation of the Business Combination and the ability of each of LAMF, Nuvo and Holdco to consummate the Business Combination; (iii) the possibility that other anticipated benefits of the Business Combination will not be realized, and the anticipated tax treatment of the Business Combination; (iv) the occurrence of any event that could give rise to termination of the Business Combination; (v) the risk that shareholder litigation in connection with the Business Combination or other settlements or investigations may affect the timing or occurrence of the Business Combination or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the Business Combination that could harm Nuvo’s business; (viii) the ability of Nuvo to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the Business Combination; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Business Combination that could affect Nuvo’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak (including COVID-19), as well as management’s response to any of the aforementioned factors; (xiii) the inability to obtain or maintain the listing of Holdco’s ordinary shares on Nasdaq or another exchange following the Business Combination; and (xiv) other risk factors as detailed from time to time in LAMF’s reports filed with the SEC, including LAMF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exhaustive. Neither LAMF nor Nuvo can give any assurance that the conditions to the Business Combination will be satisfied. Except as required by applicable law, neither LAMF nor Nuvo undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

Contacts

Nuvo:

Investor Relations

Ryan Kraudel

ryan.kraudel@nuvocares.com

LAMF:

For investors please contact:

Simon Horsman

simon@lamfglobal.com